CERTIFICATION OF CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Trans-Orient Petroleum Ltd. (the “Company”) on Form 20-F for the fiscal year ending July 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Garth Johnson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

“Garth Johnson”
____________________________

Name: Garth Johnson
Title: Chief Executive Officer
October 27, 2008